SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 24, 2006

                           GOTTAPLAY INTERACTIVE, INC.
             (Exact name of registrant as specified in its charter)



Nevada                               33-20783-D                 84-1064958
--------                             ----------                 ----------
(State or other jurisdiction  (Commission File Number)     (IRS Employer ID No.)
of incorporation)


                      3226 Rosedale Street, N.W. Suite 220
                              Gig Harbor, WA 98335
                    (Address of principal executive offices)


                                  DONOBi, Inc.
                                3256 Chico Way NW
                               Bremerton, WA 98312
                           (Former name and address )


                                 (253) 722-5615
              (Registrant's telephone number, including area code)

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of DONOBi, Inc. ("Donobi") and Gotaplay Interactive, Inc. ("Gotaplay"), collectively referred to herein as the "Companies"), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally
identifiable   by  use  of  the  words  "may,"   "will,"   "should,"   "expect,"
"anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Companies could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Donobi undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01  Entry Into a Material Definitive Agreement.

July 24, 2006, Registrant merged with Gotaplay Interactive, Inc. ("Gotaplay"), a privately held Nevada corporation pursuant to the terms of a Merger Agreement (the "Agreement".) In accordance with the Agreement: (a) Registrant has completed a one for 6 reverse stock split, thereby reducing the issued and outstanding shares of common stock from 65,619,481 to 10,936,580; (b) Registrant has issued 17,744,618 post-reverse split shares of common stock to the former stockholders of Gotaplay on a pro-rata basis; (c) An amendment to the Articles of Incorporation of the Registrant has been filed changing the name of Registrant to "Gottaplay Interactive, Inc."; and, (d) Except for William M. Wright, III and Norm Johnson, the directors of the Registrant have resigned and the three former directors of Gotaplay have been elected to the board of directors of Registrant.

ITEM 2.01  Completion of Acquisition or Disposition of Assets

On July 24, 2006, Registrant merged with Gotaplay and assumed all of the business, assets, operations and liabilities of Gotaplay. Gotaplay is a development stage company whose primary business is on-line video game rental business dedicated to providing customers a quality rental experience through its web site, www.gottaplay.com. Its service is an alternative to store based gaming rentals. Gotaplay's assets consists of intellectual property, inventory and business methods. Registrant will file the appropriate financial statements of Gotaplay within 71 day from the date of this report.

Registrant issued a total of 17,744,618 shares of its common stock to the former stockholders of Gotaplay.

Item 3.02  Unregistered sales of Equity Securities

Registrant issued a total of 17,744,618 shares (the "Shares") of its common stock to the former stockholders of Gotaplay. Such shares were issued pursuant to the exemption from registration provided by Rule 506 of Regulation D of the Securities Act. The Shares were issued to less than 35 "non-accredited" investors, as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. These shares shall be "restricted" and will bear an appropriate restrictive legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration.

Item 4.01 Changes in Registrant's Certifying Accountant


Registrant has retained its current auditor, Bongiovanni & Associates, P.A. As a result of the Merger, effective July 24, 2006 the auditor for Gotaplay, Beckstead & Watts LLP has been dismissed. The reports of Beckstead & Watts LLP financial statements of Gotaplay for the fiscal years ended September 30, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except the 2005 and 2004 report did contain an explanatory paragraph related to our ability to continue as a going concern. During Gotaplay's fiscal years ended September 30, 2005 and 2004, there were no disagreements with Beckstead & Watts LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Beckstead & Watts LLP would have caused Beckstead & Watts LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years. Gotaplay requested that Beckstead & Watts LLP furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with Gotaplay's statements in this Item 4.01(a). A copy of the letter furnished by Beckstead & Watts LLP in response to that request, dated July 26, 2006, is filed as Exhibit A to this Form 8-K.

Item 5.01 Changes in Control of Registrant

As a result of the Merger described in Item 1.01 above, the following persons were elected to the board of directors and officerships.

Name                          Age                Position

John P. Gorst               37                 Chief Executive Officer,
                                               Chairman of the Board

M. Carroll Benton           61                 Director, Chief Financial and
                                               Administrative Officer,
                                               Secretary, and Treasurer

Mark H. Levin               33                 Director

Asra Rasheed                33                 President


John P. Gorst is the Co-Founder, Chairman of the Board, and Chief Executive Officer of Gotaplay. Mr. Gorst has directed all development and business efforts for Gotaplay since inception. Mr. Gorst has over 15 years experience in founding entrepreneurial technology ventures, specifically in the development of software and data services for business. His experience includes serving as chief executive officer and board chairman of Insynq, Inc. an application service provider, from August 1998 to present, vice president & general manager for a computer integration company, Interactive Information Systems Corp., from July 1996 to August 1998, and a training/IS consulting business in conjunction with Nynex Business Centers of New York. Upon closing of the Transaction, Mr. Gorst's primary responsibility shall be co-chairman of the board and chief executive officer. Mr. Gorst will be directing the Company's strategy, and positioning the Company in the business marketplace by forging strategic business alliances and mergers and acquisitions. Mr. Gorst will also serve as company and technology evangelist at tradeshows, press conferences and industry analyst meetings in order to increase awareness for the Company's brand. Mr. Gorst graduated top of his class as an Electronic Design Engineer from one of the top trade schools in Arizona. Mr. Gorst was also awarded a medal of honor for business leadership in 2001 and 2005 from the National Republican Congress.

M. Carroll Benton is the Co-Founder, Secretary/Treasurer, Chief Financial Officer, Chief Administrative Officer, and Director of Gotaplay. Ms. Benton has directed and managed the fiscal responsibilities of Gotaplay since inception. Her experience includes serving as financial officer and board member of Insynq, Inc. an application service provider, from August 1998 to present, Ms. Benton's early career spanned both the public and private sectors working largely with the banking systems and higher education institutions where she assisted in the development and deployment strategies necessary for computerization of these and other entities. Ms. Benton has successfully managed a 13 state insurance brokerage firm and has been a consultant to the small to medium business markets via accounting system design, implementation, support, and business practice analysis. She also taught undergraduate accounting courses at several Puget Sound colleges and universities. With an in-depth understanding of Gotaplay's finances, accounting infrastructure and compliance issues, Ms. Benton oversees the current financial operations and administrative. From December 1995 through December 1999, Ms. Benton was president of a computer integration company, Interactive Information Systems, Corp. Her public sector experience includes serving as chief administrative officer, secretary, treasurer, interim chief financial officer and director for Insynq, Inc., a Pacific Northwest application service provider, from August 1998 to present. Formerly with a local CPA firm, Ms. Benton brings over 37 years of financial expertise to the business

Asra Rasheed is the President of Gotaplay. She is the founder of Next Rental, Inc. Ms. Rasheed has started and sold several successful businesses in the multi media space in last 8 years. Prior to starting NextRental.com, she was Director of Multi Media at Koyo Graphics where she managed large web development projects for clients like Warner Brothers, Sanyo, Sony, etc. She also managed the development of online DVD rental and sales website for the largest distributor of Bollywood industry. Asra was also Vice President of Business Development for a $30 Million dollar company, Luminex. Asra has a Bachelors of Science from Cal State University, Fullerton.

Mark H. Levin is a Co-Founder and Director of Gotaplay. For the past 7 years Mr. Levin has been the CEO of Eyecity.com, Inc an Internet eye care company providing, sunglasses and prescription glasses to the general public. Mr. Levin also consults with public and private companies regarding mergers and acquisitions, financing, shareholder relations, and strategic alliances. Mr. Levin received an MBA degree in 1997 in marketing and BBA in management in 1994, each from Hofstra University. Mr. Levin will devote only such time as necessary to the business of the Company, principally in regard to fund raising and shareholder relations.

Changes in Control

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock, after giving effect to the Merger, by each stockholder who is the beneficial owner of more than 5% of our Common Stock and by each of our new directors and executive officers. Unless otherwise indicated, the address of each of the persons listed below is c/o Gottaplay Interactive, Inc., 3226 Rosedale Street, Suite 200, Gig Harbor Washington 98335. Unless otherwise indicated in the footnotes, shares will be owned of record and beneficially by the named person. For purposes of the following table, a person is deemed to be the beneficial owner of any shares of Common Stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has aright to acquire beneficial ownership at any time within 60 days after the expected effective time of the Merger. "Voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares. The information contained below is based upon 28,681,198 shares of Common Stock issued and outstanding.


                                Amount and Nature
                              Name and Address               of Beneficial           Percent
     Title of Class         of Beneficial Owner                Ownership               of Class

Common                John Gorst (1)(2)                        3,564,292              12.21%
                      3226 Rosedale Street
                      Suite 200
                      Gig Harbor, WA  98335

Common                M. Carroll Benton (1)(3)                 3,564,292              12.21%
                      3226 Rosedale Street
                      Suite 200
                      Gig Harbor, WA  98335

Common                Mark Levin (1)(4)                        3,553,666              12.18%
                      3226 Rosedale Street
                      Suite 200
                      Gig Harbor, WA  98335

Common                Asra Rasheed (1)(5)                      2,172,000              6.64%
                      3226 Rosedale Street
                      Suite 200
                      Gig Harbor, WA  98335

 Common               Clifford Mastricola                      1,500,000              5.22%
                      2190 Carmel Valley Road
                      Del Mar CA 92014

Common                Clayton Chase                            1,500,000              5.22%
                      2190 Carmel Valley Road
                      Del Mar CA 92014

Common                William M. Wright (1)                      443,667              1.49%
                      3256 Chico Way NW
                      Bremerton, WA 98312

Common                Norm Johnson (1)                            76,667                *
                      3256 Chico Way NW
                      Bremerton, WA 98312

Common                All Officers and Directors as a
                      Group (6 persons)                        13,374,584            44.80%

   * Less Than 1%

(1)      Officer and/or director following closing of the Merger.
(2) Includes 3,064,292 shares of Common Stock and 500,000 options exercisable within 60 days.
(3) Includes 3,064,292 shares of Common Stock and 500,000 options exercisable within 60 days.
(4) Includes 3,053,666 shares of Common Stock and 500,000 options exercisable within 60 days.
(5) Includes 1,922,000 shares of Common Stock and 250,000 options exercisable within 60 days.

Item 5.03  Amendments to Articles of Incorporation

On July 24, 2006, Registrant filed an Amendment to its Articles of Incorporation changing its name to Gottaplay Interactive, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26,  2006




GOTTAPLY INTERACTIVE, INC.
(Registrant)


By:   s/ John Gorst___________
         John Gorst, CEO

                                                                       Exhibit A

Beckstead and Watts, LLP
Certified Public Accountants
                                                    2425 W Horizon Ridge Parkway
                                                             Henderson, NV 89052
                                                               702.257.1984  tel
                                                                702.362.0540 fax




July 26, 2006

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

The firm of Beckstead and Watts, LLP was previously principal accountant for Gotaplay Interactive, Inc. (the "Company") and reported on the financial statements of the Company for the years ended September 30, 2005 and 2004. Effective July 24, 2006, we were dismissed as principal accountants. We have read the Company's statements included under Item 4 of its Form 8-K dated July 26, 2006, and we agree with such statements.

Very truly yours,



Beckstead and Watts, LLP